RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2026

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, and headquartered in Bermuda, RenaissanceRe has offices across North America, Europe, and the Asia-Pacific region.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 25 through 33 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, competition in the industry and government initiatives and regulatory matters affecting the (re)insurance industries. The inclusion of forward-looking statements in this report should not be considered as a representation by the Company that its current objectives or plans will be achieved. Numerous factors could cause the Company’s actual results to differ materially from those addressed by the forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the Company’s exposure to ceding companies and delegated authority counterparties and the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage and new retrocessional reinsurance being available; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts globally; other political, regulatory or industry initiatives adversely impacting the Company; the impact of cybersecurity risks, including technology breaches or failure; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the effects of new or possible future tax actions or reform legislation and regulations in the jurisdictions in which the Company operates; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its operating subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended
	March 31, 2026	March 31, 2025
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$284,535	$161,147
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$590,537	$(69,754)

Underwriting income
Gross premiums written	$3,478,873	$4,155,503
Net premiums written	2,678,296	3,443,529
Net premiums earned	2,183,614	2,720,781
Underwriting income (loss)	588,758	(770,597)

Net claims and claim expense ratio:
Current accident year	52.5%	108.0%
Prior accident years	(7.4)%	(7.2)%
Calendar year	45.1%	100.8%

Acquisition expense ratio	23.8%	23.8%
Operating expense ratio	4.1%	3.7%
Combined ratio	73.0%	128.3%
Adjusted combined ratio (1)	72.0%	126.4%

Fee income
Management fee income	$47,927	$46,061
Performance fee income	46,199	(15,604)
Total fee income	$94,126	$30,457

Investment results - managed
Net investment income	$420,502	$405,353
Equity in earnings (losses) of other ventures (2)	20,485	17,828
Net realized and unrealized gains (losses) on investments	(421,913)	332,940
Total investment result (2)	$19,074	$756,121

Investment results - retained (1)
Net investment income	$304,144	$279,106
Equity in earnings (losses) of other ventures (2)	20,485	17,828
Net realized and unrealized gains (losses) on investments	(356,754)	328,312
Total investment result (2)	$(32,125)	$625,246
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented have been updated to conform to the current presentation.

1

Financial Highlights - Per Share Data & ROE

	Three months ended
	March 31, 2026	March 31, 2025
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$6.60	$3.29
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$6.57	$3.27
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$13.75	$(1.49)

Average shares outstanding - basic	42,434	48,334
Average shares outstanding - diluted	42,628	48,514

Return on average common equity - annualized	10.5%	6.6%
Operating return on average common equity - annualized (1)	21.8%	(2.9)%

	March 31, 2026	December 31, 2025
Book value per common share	$250.48	$247.00
Tangible book value per common share (1)	$233.49	$230.10
Tangible book value per common share plus accumulated dividends (1)	$263.58	$259.78

Year to date change in book value per common share plus change in accumulated dividends	1.6%	27.0%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	1.7%	30.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended
	March 31, 2026	March 31, 2025
Revenues
Gross premiums written	$3,478,873	$4,155,503
Net premiums written	$2,678,296	$3,443,529
Decrease (increase) in unearned premiums	(494,682)	(722,748)
Net premiums earned	2,183,614	2,720,781
Net investment income	420,502	405,353
Net foreign exchange gains (losses)	(9,019)	(7,328)
Equity in earnings (losses) of other ventures	20,485	17,828
Other income (loss)	1,247	914
Net realized and unrealized gains (losses) on investments	(421,913)	332,940
Total revenues	2,194,916	3,470,488
Expenses
Net claims and claim expenses incurred	983,971	2,743,758
Acquisition expenses	521,850	647,435
Operational expenses	89,035	100,185
Corporate expenses	19,460	22,810
Interest expense	31,786	27,086
Total expenses	1,646,102	3,541,274
Income (loss) before taxes	548,814	(70,786)
Income tax benefit (expense)	(32,984)	45,525
Net income (loss)	515,830	(25,261)
Net (income) loss attributable to redeemable noncontrolling interests	(222,451)	195,252
Net income (loss) attributable to RenaissanceRe	293,379	169,991
Dividends on preference shares	(8,844)	(8,844)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$284,535	$161,147

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	March 31, 2026	December 31, 2025
Assets
Fixed maturity investments trading, at fair value – amortized cost $24,893,245 at March 31, 2026 (December 31, 2025 – $24,658,351)	$24,901,291	$24,884,323
Short term investments, at fair value – amortized cost $3,887,637 at March 31, 2026 (December 31, 2025 – $4,760,027)	3,883,610	4,759,811
Equity investments, at fair value	1,594,284	1,732,990
Other investments, at fair value	4,651,495	4,574,214
Investments in other ventures, under equity method	140,853	121,871
Total investments	35,171,533	36,073,209
Cash and cash equivalents	1,562,883	1,731,181
Premiums receivable	8,097,885	7,252,454
Prepaid reinsurance premiums	1,354,841	993,781
Reinsurance recoverable	3,730,957	3,899,913
Accrued investment income	234,709	233,688
Deferred acquisition costs and value of business acquired	1,665,666	1,538,540
Deferred tax asset	705,661	701,927
Receivable for investments sold	182,534	414,523
Other assets	393,908	328,087
Goodwill and other intangibles	617,772	633,087
Total assets	$53,718,349	$53,800,390
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$22,291,058	$22,302,345
Unearned premiums	6,885,462	6,028,174
Debt	2,330,051	2,329,201
Reinsurance balances payable	2,821,884	2,540,518
Payable for investments purchased	308,635	533,101
Other liabilities	523,894	856,302
Total liabilities	35,160,984	34,589,641
Redeemable noncontrolling interests	7,043,124	7,602,092
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at March 31, 2026 (December 31, 2025 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 42,973,774 shares issued and outstanding at March 31, 2026 (December 31, 2025 – 43,961,539)	42,974	43,962
Additional paid-in capital	—	—
Accumulated other comprehensive loss	(12,152)	(12,626)
Retained earnings	10,733,419	10,827,321
Total shareholders’ equity attributable to RenaissanceRe	11,514,241	11,608,657
Total liabilities, noncontrolling interests and shareholders’ equity	$53,718,349	$53,800,390

Book value per common share	$250.48	$247.00

4

Underwriting and Reserves
Segment Underwriting Results

	Three months ended March 31, 2026			Three months ended March 31, 2025
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$1,707,420	$1,771,453	$3,478,873	$2,130,833	$2,024,670	$4,155,503
Net premiums written	$1,255,193	$1,423,103	$2,678,296	$1,690,994	$1,752,535	$3,443,529
Net premiums earned	$900,738	$1,282,876	$2,183,614	$1,247,950	$1,472,831	$2,720,781
Net claims and claim expenses incurred	84,108	899,863	983,971	1,623,257	1,120,501	2,743,758
Acquisition expenses	157,031	364,819	521,850	167,645	479,790	647,435
Operational expenses	65,736	23,299	89,035	64,266	35,919	100,185
Underwriting income (loss)	$593,863	$(5,105)	$588,758	$(607,218)	$(163,379)	$(770,597)

Net claims and claim expenses incurred:
Current accident year	$244,849	$901,137	$1,145,986	$1,810,315	$1,129,317	$2,939,632
Prior accident years	(160,741)	(1,274)	(162,015)	(187,058)	(8,816)	(195,874)
Total	$84,108	$899,863	$983,971	$1,623,257	$1,120,501	$2,743,758

Net claims and claim expense ratio:
Current accident year	27.2%	70.2%	52.5%	145.1%	76.7%	108.0%
Prior accident years	(17.9)%	(0.1)%	(7.4)%	(15.0)%	(0.6)%	(7.2)%
Calendar year	9.3%	70.1%	45.1%	130.1%	76.1%	100.8%
Acquisition expense ratio	17.5%	28.5%	23.8%	13.5%	32.5%	23.8%
Operating expense ratio	7.3%	1.8%	4.1%	5.1%	2.5%	3.7%
Combined ratio	34.1%	100.4%	73.0%	148.7%	111.1%	128.3%
Adjusted combined ratio (1)	33.0%	99.4%	72.0%	147.1%	108.8%	126.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Underwriting Results - Five Quarter Trend

	Total
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Gross premiums written	$3,478,873	$1,838,111	$2,323,626	$3,421,180	$4,155,503
Net premiums written	$2,678,296	$1,598,599	$2,057,802	$2,770,270	$3,443,529
Net premiums earned	$2,183,614	$2,334,442	$2,433,805	$2,412,154	$2,720,781
Net claims and claim expenses incurred	983,971	951,138	878,820	1,042,123	2,743,758
Acquisition expenses	521,850	601,060	659,723	642,605	647,435
Operational expenses	89,035	113,481	125,073	125,738	100,185
Underwriting income (loss)	$588,758	$668,763	$770,189	$601,688	$(770,597)

Net claims and claim expenses incurred:
Current accident year	$1,145,986	$1,196,436	$1,258,871	$1,311,833	$2,939,632
Prior accident years	(162,015)	(245,298)	(380,051)	(269,710)	(195,874)
Total	$983,971	$951,138	$878,820	$1,042,123	$2,743,758

Net claims and claim expense ratio:
Current accident year	52.5%	51.3%	51.7%	54.4%	108.0%
Prior accident years	(7.4)%	(10.6)%	(15.6)%	(11.2)%	(7.2)%
Calendar year	45.1%	40.7%	36.1%	43.2%	100.8%
Acquisition expense ratio	23.8%	25.8%	27.2%	26.7%	23.8%
Operating expense ratio	4.1%	4.9%	5.1%	5.2%	3.7%
Combined ratio	73.0%	71.4%	68.4%	75.1%	128.3%
Adjusted combined ratio (1)	72.0%	70.0%	66.6%	73.0%	126.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Property Segment Underwriting Results - Five Quarter Trend

	Property
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Gross premiums written	$1,707,420	$346,099	$733,274	$1,731,935	$2,130,833
Net premiums written	$1,255,193	$333,320	$694,125	$1,325,557	$1,690,994
Net premiums earned	$900,738	$918,776	$936,933	$868,010	$1,247,950
Net claims and claim expenses incurred	84,108	(55,808)	(133,504)	(7,930)	1,623,257
Acquisition expenses	157,031	180,660	192,347	174,200	167,645
Operational expenses	65,736	75,067	86,579	71,569	64,266
Underwriting income (loss)	$593,863	$718,857	$791,511	$630,171	$(607,218)

Net claims and claim expenses incurred:
Current accident year	$244,849	$196,081	$250,169	$258,646	$1,810,315
Prior accident years	(160,741)	(251,889)	(383,673)	(266,576)	(187,058)
Total	$84,108	$(55,808)	$(133,504)	$(7,930)	$1,623,257

Net claims and claim expense ratio:
Current accident year	27.2%	21.3%	26.7%	29.8%	145.1%
Prior accident years	(17.9)%	(27.4)%	(40.9)%	(30.7)%	(15.0)%
Calendar year	9.3%	(6.1)%	(14.2)%	(0.9)%	130.1%
Acquisition expense ratio	17.5%	19.7%	20.5%	20.1%	13.5%
Operating expense ratio	7.3%	8.2%	9.2%	8.2%	5.1%
Combined ratio	34.1%	21.8%	15.5%	27.4%	148.7%
Adjusted combined ratio (1)	33.0%	20.4%	14.2%	25.8%	147.1%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

7

Underwriting and Reserves
Casualty and Specialty Segment Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Gross premiums written	$1,771,453	$1,492,012	$1,590,352	$1,689,245	$2,024,670
Net premiums written	$1,423,103	$1,265,279	$1,363,677	$1,444,713	$1,752,535
Net premiums earned	$1,282,876	$1,415,666	$1,496,872	$1,544,144	$1,472,831
Net claims and claim expenses incurred	899,863	1,006,946	1,012,324	1,050,053	1,120,501
Acquisition expenses	364,819	420,400	467,376	468,405	479,790
Operational expenses	23,299	38,414	38,494	54,169	35,919
Underwriting income (loss)	$(5,105)	$(50,094)	$(21,322)	$(28,483)	$(163,379)

Net claims and claim expenses incurred:
Current accident year	$901,137	$1,000,355	$1,008,702	$1,053,187	$1,129,317
Prior accident years	(1,274)	6,591	3,622	(3,134)	(8,816)
Total	$899,863	$1,006,946	$1,012,324	$1,050,053	$1,120,501

Net claims and claim expense ratio:
Current accident year	70.2%	70.7%	67.4%	68.2%	76.7%
Prior accident years	(0.1)%	0.4%	0.2%	(0.2)%	(0.6)%
Calendar year	70.1%	71.1%	67.6%	68.0%	76.1%
Acquisition expense ratio	28.5%	29.7%	31.2%	30.3%	32.5%
Operating expense ratio	1.8%	2.7%	2.6%	3.5%	2.5%
Combined ratio	100.4%	103.5%	101.4%	101.8%	111.1%
Adjusted combined ratio (1)	99.4%	102.3%	99.3%	99.5%	108.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

8

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended March 31, 2026			Three months ended March 31, 2025
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,279,607	$427,813	$1,707,420	$1,666,641	$464,192	$2,130,833
Net premiums written	$998,122	$257,071	$1,255,193	$1,411,050	$279,944	$1,690,994
Net premiums earned	$562,721	$338,017	$900,738	$882,819	$365,131	$1,247,950
Net claims and claim expenses incurred	(5,443)	89,551	84,108	1,431,394	191,863	1,623,257
Acquisition expenses	64,641	92,390	157,031	66,581	101,064	167,645
Operational expenses	55,567	10,169	65,736	51,837	12,429	64,266
Underwriting income (loss)	$447,956	$145,907	$593,863	$(666,993)	$59,775	$(607,218)

Net claims and claim expenses incurred:
Current accident year	$57,201	$187,648	$244,849	$1,498,773	$311,542	$1,810,315
Prior accident years	(62,644)	(98,097)	(160,741)	(67,379)	(119,679)	(187,058)
Total	$(5,443)	$89,551	$84,108	$1,431,394	$191,863	$1,623,257

Net claims and claim expense ratio:
Current accident year	10.2%	55.5%	27.2%	169.8%	85.3%	145.1%
Prior accident years	(11.2)%	(29.0)%	(17.9)%	(7.7)%	(32.8)%	(15.0)%
Calendar year	(1.0)%	26.5%	9.3%	162.1%	52.5%	130.1%
Acquisition expense ratio	11.5%	27.3%	17.5%	7.6%	27.7%	13.5%
Operating expense ratio	9.9%	3.0%	7.3%	5.9%	3.4%	5.1%
Combined ratio	20.4%	56.8%	34.1%	175.6%	83.6%	148.7%
Adjusted combined ratio (1)	19.2%	56.1%	33.0%	174.0%	82.1%	147.1%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2026	March 31, 2025
Property Segment
Catastrophe	$1,285,442	$1,328,261	$(42,819)	(3.2)%
Catastrophe - gross reinstatement premiums	(5,835)	338,380	(344,215)	(101.7)%
Total catastrophe gross premiums written	1,279,607	1,666,641	(387,034)	(23.2)%
Other property	428,612	462,717	(34,105)	(7.4)%
Other property - gross reinstatement premiums	(799)	1,475	(2,274)	(154.2)%
Total other property gross premiums written	427,813	464,192	(36,379)	(7.8)%
Property segment gross premiums written	$1,707,420	$2,130,833	$(423,413)	(19.9)%

Casualty and Specialty Segment
General casualty (1)	$500,958	$680,449	$(179,491)	(26.4)%
Professional liability (2)	299,696	236,961	62,735	26.5%
Credit (3)	359,304	400,753	(41,449)	(10.3)%
Other specialty (4)	611,495	706,507	(95,012)	(13.4)%
Casualty and Specialty segment gross premiums written	$1,771,453	$2,024,670	$(253,217)	(12.5)%

(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

10

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2026	March 31, 2025
Property Segment
Catastrophe	$1,000,555	$1,077,335	$(76,780)	(7.1)%
Catastrophe - net reinstatement premiums	(2,433)	333,715	(336,148)	(100.7)%
Total catastrophe net premiums written	998,122	1,411,050	(412,928)	(29.3)%
Other property	258,341	278,395	(20,054)	(7.2)%
Other property - net reinstatement premiums	(1,270)	1,549	(2,819)	(182.0)%
Total other property net premiums written	257,071	279,944	(22,873)	(8.2)%
Property segment net premiums written	$1,255,193	$1,690,994	$(435,801)	(25.8)%

Casualty and Specialty Segment
General casualty (1)	$434,097	$633,167	$(199,070)	(31.4)%
Professional liability (2)	250,246	221,721	28,525	12.9%
Credit (3)	291,291	345,821	(54,530)	(15.8)%
Other specialty (4)	447,469	551,826	(104,357)	(18.9)%
Casualty and Specialty segment net premiums written	$1,423,103	$1,752,535	$(329,432)	(18.8)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

11

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2026	March 31, 2025
Property Segment
Catastrophe	$565,154	$549,104	$16,050	2.9%
Catastrophe - net reinstatement premiums	(2,433)	333,715	(336,148)	(100.7)%
Total catastrophe net premiums earned	562,721	882,819	(320,098)	(36.3)%
Other property	339,287	363,582	(24,295)	(6.7)%
Other property - net reinstatement premiums	(1,270)	1,549	(2,819)	(182.0)%
Total other property net premiums earned	338,017	365,131	(27,114)	(7.4)%
Property segment net premiums earned	$900,738	$1,247,950	$(347,212)	(27.8)%

Casualty and Specialty Segment
General casualty (1)	$436,766	$608,597	$(171,831)	(28.2)%
Professional liability (2)	274,130	202,729	71,401	35.2%
Credit (3)	184,303	211,614	(27,311)	(12.9)%
Other specialty (4)	387,677	449,891	(62,214)	(13.8)%
Casualty and Specialty segment net premiums earned	$1,282,876	$1,472,831	$(189,955)	(12.9)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

12

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2026
Property	$1,749,063	$1,562,377	$2,039,860	$5,351,300
Casualty and Specialty	3,645,622	334,902	12,959,234	16,939,758
Total	$5,394,685	$1,897,279	$14,999,094	$22,291,058

December 31, 2025
Property	$1,797,427	$1,679,848	$2,208,709	$5,685,984
Casualty and Specialty	3,393,451	327,941	12,894,969	16,616,361
Total	$5,190,878	$2,007,789	$15,103,678	$22,302,345

13

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended March 31, 2026			Three months ended March 31, 2025
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$22,302,345	$3,899,913	$18,402,432	$21,303,491	$4,481,390	$16,822,101
Incurred claims and claim expenses
Current year	1,286,578	140,592	1,145,986	3,455,425	515,793	2,939,632
Prior years	(253,548)	(91,533)	(162,015)	(350,583)	(154,709)	(195,874)
Total incurred claims and claim expenses	1,033,030	49,059	983,971	3,104,842	361,084	2,743,758
Paid claims and claim expenses
Current year	52,143	9,561	42,582	536,752	44,638	492,114
Prior years	964,845	188,844	776,001	1,084,089	196,057	888,032
Total paid claims and claim expenses	1,016,988	198,405	818,583	1,620,841	240,695	1,380,146
Foreign exchange and other (1)	(27,329)	(19,610)	(7,719)	69,639	(23,884)	93,523
Reserve for claims and claim expenses, end of period	$22,291,058	$3,730,957	$18,560,101	$22,857,131	$4,577,895	$18,279,236
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as reinsurance transactions accounted for under retroactive reinsurance accounting.

14

Managed Joint Ventures and Fee Income
Fee Income
The table below shows the total fee income earned from third-party capital management activities, including various joint ventures and managed funds, and certain structured reinsurance products.

	Three months ended
	March 31, 2026	March 31, 2025
Management fee income	$47,927	$46,061
Performance fee income (loss) (1)	46,199	(15,604)
Total fee income	$94,126	$30,457
(1)Performance fees are based on the performance of the individual vehicles or products and may be zero or negative in a particular period. For example, large losses could potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	March 31, 2026	March 31, 2025
Fee income contributing to:
Net income (loss) attributable to redeemable noncontrolling interests	$72,171	$(8,942)
Underwriting income (loss) (1)	21,955	39,399
Total fee income	$94,126	$30,457
(1)Reflects total fee income earned from third-party capital management activities and certain structured reinsurance products recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

15

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below shows the total fee income earned from third-party capital management activities, including various joint ventures and managed funds, and certain structured reinsurance products.

	Three months ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Management fee income	$47,927	$52,002	$53,014	$56,407	$46,061
Performance fee income (loss) (1)	46,199	49,626	48,796	38,550	(15,604)
Total fee income	$94,126	$101,628	$101,810	$94,957	$30,457
(1)Performance fees are based on the performance of the individual vehicles or products and may be zero or negative in a particular period. For example, large losses could potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Fee income contributing to:
Net income (loss) attributable to redeemable noncontrolling interests	$72,171	$87,877	$88,689	$82,465	$(8,942)
Underwriting income (loss) (1)	21,955	13,751	13,121	12,492	39,399
Total fee income	$94,126	$101,628	$101,810	$94,957	$30,457
(1)Reflects total fee income earned from third-party capital management activities and certain structured reinsurance products recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

16

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), RenaissanceRe Medici Fund Ltd. (“Medici”), Vermeer Reinsurance Ltd. (“Vermeer”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended
	March 31, 2026	March 31, 2025
Redeemable noncontrolling interests - DaVinci	$(156,900)	$112,441
Redeemable noncontrolling interests - Medici	(19,807)	(15,163)
Redeemable noncontrolling interests - Vermeer	(51,699)	107,080
Redeemable noncontrolling interests - Fontana	5,955	(9,106)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(222,451)	$195,252

	Three months ended
	March 31, 2026	March 31, 2025
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(278,518)	$235,977
Non-operating (income) loss attributable to redeemable noncontrolling interests	56,067	(40,725)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(222,451)	$195,252
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

17

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheets is set forth below:

	March 31, 2026	December 31, 2025
Redeemable noncontrolling interests - DaVinci	$3,291,360	$3,701,637
Redeemable noncontrolling interests - Medici	1,433,068	1,398,166
Redeemable noncontrolling interests - Vermeer	1,824,130	1,922,431
Redeemable noncontrolling interests - Fontana	494,566	579,858
Redeemable noncontrolling interests	$7,043,124	$7,602,092

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	March 31, 2026	December 31, 2025
DaVinci	73.7%	75.7%
Medici	88.8%	88.7%
Vermeer	100.0%	100.0%
Fontana	61.6%	71.3%

18

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations and Balance Sheet Data

	Three months ended
	March 31, 2026	March 31, 2025
Revenues
Gross premiums written	$656,778	$854,865
Net premiums written	$600,189	$802,238
Decrease (increase) in unearned premiums	(290,933)	(342,462)
Net premiums earned	309,256	459,776
Net investment income	65,117	63,412
Net foreign exchange gains (losses)	(1,658)	(2,384)
Net realized and unrealized gains (losses) on investments	(49,913)	36,488
Total revenues	322,802	557,292
Expenses
Net claims and claim expenses incurred	(9,664)	697,271
Acquisition expenses	84,542	(18,392)
Operational expenses	31,832	22,493
Corporate expenses	103	38
Interest expense	4,543	3,198
Total expenses	111,356	704,608
Income (loss) before taxes	211,446	(147,316)
Income tax benefit (expense)	(641)	(1,178)
Net income (loss) available (attributable) to DaVinci common shareholders	$210,805	$(148,494)

Net claims and claim expense ratio - current accident year	12.1%	158.7%
Net claims and claim expense ratio - prior accident years	(15.2)%	(7.0)%
Net claims and claim expense ratio - calendar year	(3.1)%	151.7%
Underwriting expense ratio	37.6%	0.8%
Combined ratio	34.5%	152.5%

Balance Sheet Data:	March 31, 2026	December 31, 2025
Total investments	$5,724,399	$6,246,947
Total assets	7,035,483	7,225,478
Reserve for claims and claim expenses	1,408,234	1,485,378
Debt	297,052	296,972
Total shareholders’ equity	4,349,174	4,888,369

19

Investments
Total Investment Result
	Managed (1)		Retained (2)
	Three months ended		Three months ended
	March 31, 2026	March 31, 2025	March 31, 2026	March 31, 2025
Net investment income
Fixed maturity investments trading	$294,494	$284,723	$232,641	$226,828
Short term investments	34,306	41,029	13,684	17,913
Equity investments
Fixed income exchange traded funds	21,692	1,184	21,692	1,184
Common stock (3)	677	726	677	722
Other investments
Catastrophe bonds	39,932	54,754	5,288	8,897
Fund and direct private equity investments (3)	25,211	18,723	25,119	18,723
Cash and cash equivalents	11,163	11,110	10,390	10,270
	427,475	412,249	309,491	284,537
Investment expenses	(6,973)	(6,896)	(5,347)	(5,431)
Net investment income	$420,502	$405,353	$304,144	$279,106

Equity in earnings (losses) of other ventures (4)	$20,485	$17,828	$20,485	$17,828

Net realized and unrealized gains (losses) on investments (5)
Fixed maturity-related investments (6)	$(267,948)	$312,877	$(215,763)	$274,754
Equity-related investments (7)	(147,426)	(49,589)	(146,422)	(49,716)
Commodity-related investments (8)	65,310	117,591	65,310	117,591
Other investments
Catastrophe bonds	(11,829)	(40,413)	(468)	(6,791)
Fund and direct private equity investments (3)	(60,020)	(7,526)	(59,411)	(7,526)
Net realized and unrealized gains (losses) on investments	$(421,913)	$332,940	$(356,754)	$328,312
Total investment result (4)	$19,074	$756,121	$(32,125)	$625,246

Average invested assets	$35,622,372	$33,116,302	$25,914,519	$23,796,175

Net investment income return - annualized	4.9%	5.1%	4.8%	4.8%
Total investment return - annualized (4)	0.3%	9.6%	(0.5)%	10.9%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)In the fourth quarter of 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(4)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented have been updated to conform to the current presentation.
(5)In the fourth quarter of 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods have been updated to conform to the current presentation.
(6)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(7)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(8)Includes commodity-related derivatives, which includes commodity futures and commodity options.

20

Investments
Investments Composition

	March 31, 2026				December 31, 2025
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,253,936	$46,066	$7,488,394	$35,709	$10,641,503	$134,072	$7,651,734	$101,770
Corporate	8,984,951	(18,441)	7,372,851	(21,646)	8,528,828	75,453	6,654,252	49,673
Other (3)	5,662,404	(19,579)	4,835,753	(13,745)	5,713,992	16,447	4,787,279	18,137
Total fixed maturity investments trading, at fair value	24,901,291	8,046	19,696,998	318	24,884,323	225,972	19,093,265	169,580
Short term investments, at fair value	3,883,610	(4,027)	1,191,542	(3,855)	4,759,811	(216)	1,831,823	(10)
Equity investments, at fair value
Fixed income exchange traded funds	1,359,777	(25,313)	1,293,249	(24,574)	1,582,811	26,827	1,582,811	26,827
Equity exchange traded funds	106,569	(8,451)	106,569	(8,451)	—	—	—	—
Common stock	127,938	80,534	127,265	80,620	150,179	95,243	146,514	95,056
Total equity investments, at fair value	1,594,284	46,770	1,527,083	47,595	1,732,990	122,070	1,729,325	121,883
Other investments, at fair value
Catastrophe bonds	1,609,000	9,582	288,916	475	1,613,710	25,617	231,893	1,445
Fund investments	2,917,837	383,870	2,903,505	384,611	2,775,499	381,941	2,762,301	382,200
Direct private equity investments	124,658	11,265	124,658	11,265	185,005	71,612	185,005	71,612
Total other investments, at fair value	4,651,495	404,717	3,317,079	396,351	4,574,214	479,170	3,179,199	455,257
Investments in other ventures, under equity method	140,853	—	140,853	—	121,871	—	121,871	—
Total investments	$35,171,533	$455,506	$25,873,555	$440,409	$36,073,209	$826,996	$25,955,483	$746,710

	March 31, 2026		December 31, 2025
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (4)	5.1%	5.1%	4.8%	4.8%
Average duration of investments, in years (4)	2.9	3.4	2.6	3.0
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (5)		$0.01		$3.86
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(4)Excludes equity exchange traded funds, common stock, direct private equity investments, private equity funds, multi-strategy funds, equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(5)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

21

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
March 31, 2026	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,253,936	$—	$10,253,936	$—	$—	$—	$—	$—
Corporate	8,984,951	114,393	312,348	3,618,125	4,005,467	926,109	8,509	—
Residential mortgage-backed	2,514,249	148,113	2,238,324	372	3,118	62,374	61,948	—
Asset-backed	1,629,118	1,145,489	215,976	174,130	84,848	—	8,675	—
Non-U.S. government	697,691	434,220	159,861	99,852	2,774	984	—	—
Agencies	499,011	—	498,579	—	—	432	—	—
Commercial mortgage-backed	322,335	270,219	49,820	2,221	—	—	75	—
Total fixed maturity investments trading, at fair value	24,901,291	2,112,434	13,728,844	3,894,700	4,096,207	989,899	79,207	—

Short term investments, at fair value	3,883,610	2,642,574	1,231,198	3,863	5,113	601	261	—

Equity investments, at fair value
Fixed income exchange traded funds (3)	1,359,777	—	—	223,951	—	1,135,826	—	—
Common stock and equity exchange traded funds	234,507	—	—	—	—	—	—	234,507
Total equity investments, at fair value	1,594,284	—	—	223,951	—	1,135,826	—	234,507

Other investments, at fair value
Catastrophe bonds	1,609,000	—	—	—	—	1,609,000	—	—
Fund investments
Private credit funds	1,465,531	—	—	—	—	—	—	1,465,531
Private equity funds	703,805	—	—	—	—	—	—	703,805
Multi-strategy funds (4)	543,612	—	—	—	—	—	—	543,612
Insurance-linked securities funds	158,982	—	—	—	—	—	—	158,982
Equity funds	45,907	—	—	—	—	—	—	45,907
Direct private equity investments	124,658	—	—	—	—	—	—	124,658
Total other investments, at fair value	4,651,495	—	—	—	—	1,609,000	—	3,042,495

Investments in other ventures, under equity method	140,853	—	—	—	—	—	—	140,853

Total investments	$35,171,533	$4,755,008	$14,960,042	$4,122,514	$4,101,320	$3,735,326	$79,468	$3,417,855
	100.0%	13.6%	42.5%	11.7%	11.7%	10.6%	0.2%	9.7%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.
(4)In the first quarter of 2026, the Company revised the classification of its “fund investments - hedge funds” to be included within “fund investments - multi-strategy funds.”

22

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
March 31, 2026	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,488,394	$—	$7,488,394	$—	$—	$—	$—	$—
Corporate	7,372,851	90,071	270,105	3,051,696	3,292,733	661,201	7,045	—
Residential mortgage-backed	2,091,627	123,337	1,840,478	372	3,118	62,374	61,948	—
Asset-backed	1,489,123	1,062,779	212,144	131,716	74,944	—	7,540	—
Non-U.S. government	569,777	353,974	131,276	80,769	2,774	984	—	—
Agencies	408,399	—	408,082	—	—	317	—	—
Commercial mortgage-backed	276,827	240,600	34,839	1,313	—	—	75	—
Total fixed maturity investments trading, at fair value	19,696,998	1,870,761	10,385,318	3,265,866	3,373,569	724,876	76,608	—

Short term investments, at fair value	1,191,542	521,588	660,406	3,863	5,051	393	241	—

Equity investments, at fair value
Fixed income exchange traded funds (3)	1,293,249	—	—	223,951	—	1,069,298	—	—
Common stock and equity exchange traded funds	233,834	—	—	—	—	—	—	233,834
Total equity investments, at fair value	1,527,083	—	—	223,951	—	1,069,298	—	233,834

Other investments, at fair value
Catastrophe bonds	288,916	—	—	—	—	288,916	—	—
Fund investments
Private credit funds	1,451,199	—	—	—	—	—	—	1,451,199
Private equity funds	703,805	—	—	—	—	—	—	703,805
Multi-strategy funds (4)	543,612	—	—	—	—	—	—	543,612
Insurance-linked securities funds	158,982	—	—	—	—	—	—	158,982
Equity funds	45,907	—	—	—	—	—	—	45,907
Direct private equity investments	124,658	—	—	—	—	—	—	124,658
Total other investments, at fair value	3,317,079	—	—	—	—	288,916	—	3,028,163

Investments in other ventures, under equity method	140,853	—	—	—	—	—	—	140,853

Total investments	$25,873,555	$2,392,349	$11,045,724	$3,493,680	$3,378,620	$2,083,483	$76,849	$3,402,850
	100.0%	9.1%	42.7%	13.5%	13.1%	8.1%	0.3%	13.2%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.
(4)In the first quarter of 2026, the Company revised the classification of its “fund investments - hedge funds” to be included within “fund investments - multi-strategy funds.”

23

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2026	March 31, 2025
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$284,535	$161,147
Amount allocated to participating common shareholders (1)	(4,572)	(2,365)
Net income (loss) allocated to RenaissanceRe common shareholders	$279,963	$158,782
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	42,434	48,334
Per common share equivalents of non-vested shares (2)	194	180
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	42,628	48,514
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$6.60	$3.29
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$6.57	$3.27
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

24

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

25

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders, Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders per Common Share – Diluted and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) expenses or revenues associated with acquisitions, dispositions and impairments, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax benefit recorded prior to the January 1, 2025 effective date of the Bermuda corporate income tax and the Bermuda deferred tax benefit resulting from Bermuda law changes enacted in 2025, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability. Additionally, management believes that these measures provide a view of the Company’s underlying business that allows for better comparisons of the Company’s performance over time by focusing on the Company’s core business operations.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.”

26

Comments on Non-GAAP Financial Measures

	Three months ended
	March 31, 2026	March 31, 2025
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$284,535	$161,147
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	410,084	(373,353)
Net foreign exchange losses (gains)	9,019	7,328
Expenses (revenues) associated with acquisitions, dispositions and impairments	3	1,436
Acquisition related purchase accounting adjustments (1)	22,706	53,571
Bermuda net deferred tax asset (2)	—	—
Income tax expense (benefit) (3)	(79,743)	39,392
Net income (loss) attributable to redeemable noncontrolling interests (4)	(56,067)	40,725
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$590,537	$(69,754)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$6.57	$3.27
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	9.62	(7.70)
Net foreign exchange losses (gains)	0.21	0.15
Expenses (revenues) associated with acquisitions, dispositions and impairments	—	0.04
Acquisition related purchase accounting adjustments (1)	0.53	1.10
Bermuda net deferred tax asset (2)	—	—
Income tax expense (benefit) (3)	(1.86)	0.81
Net income (loss) attributable to redeemable noncontrolling interests (4)	(1.32)	0.84
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$13.75	$(1.49)

Return on average common equity - annualized	10.5%	6.6%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	15.2%	(15.4)%
Net foreign exchange losses (gains)	0.3%	0.3%
Expenses (revenues) associated with acquisitions, dispositions and impairments	—%	0.1%
Acquisition related purchase accounting adjustments (1)	0.8%	2.2%
Bermuda net deferred tax asset (2)	—%	—%
Income tax expense (benefit) (3)	(2.9)%	1.6%
Net income (loss) attributable to redeemable noncontrolling interests (4)	(2.1)%	1.7%
Operating return on average common equity - annualized	21.8%	(2.9)%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of value of business acquired (“VOBA”) and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three months ended March 31, 2026 for the acquisitions of Validus of $21.0 million (2025 - $50.7 million); and TMR and Platinum of $1.8 million (2025 - $2.9 million).
(2)Represents the net deferred tax benefit related to the 15% Bermuda corporate income tax recorded prior to the January 1, 2025 effective date and the deferred tax benefit related to Bermuda law changes enacted in 2025.
(3)Represents the income tax expense or benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory income tax rates of applicable jurisdictions, adjusted for relevant factors and other applicable income taxes.
(4)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

27

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns by excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments to provide for better comparability and a more accurate measure of the Company’s underlying operations. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	March 31, 2026	December 31, 2025
Book value per common share	$250.48	$247.00
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.38)	(14.40)
Other goodwill and intangible assets (2)	(0.20)	(0.21)
Acquisition related purchase accounting adjustments (3)	(2.41)	(2.29)
Tangible book value per common share	233.49	230.10
Adjustment for accumulated dividends	30.09	29.68
Tangible book value per common share plus accumulated dividends	$263.58	$259.78

Year to date change in book value per common share	1.4%	26.2%
Year to date change in book value per common share plus change in accumulated dividends	1.6%	27.0%
Year to date change in tangible book value per common share plus change in accumulated dividends	1.7%	30.8%
(1)Represents the acquired goodwill and other intangible assets at March 31, 2026 of $617.8 million (December 31, 2025 - $633.1 million) for the acquisitions of Validus of $392.9 million (December 31, 2025 - $408.0 million), TMR of $24.7 million (December 31, 2025 - $25.0 million) and Platinum of $200.1 million (December 31, 2025 - $200.1 million).
(2)At March 31, 2026, the adjustment for other goodwill and intangible assets included $8.9 million (December 31, 2025 - $8.9 million) of goodwill and other intangibles included in investments in other ventures, under equity method.
(3)Represents the purchase accounting adjustments related to the fair value adjustments to reserves at March 31, 2026 for the acquisitions of Validus of $61.9 million (December 31, 2025 - $57.7 million), TMR of $42.2 million (December 31, 2025 - $43.6 million) and Platinum of $(0.5) million (December 31, 2025 - $(0.5) million).

28

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the Company, its reportable segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended March 31, 2026
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	20.4%	56.8%	34.1%	100.4%	73.0%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.2)%	(0.7)%	(1.1)%	(1.0)%	(1.0)%
Adjusted combined ratio	19.2%	56.1%	33.0%	99.4%	72.0%

	Three months ended December 31, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	(9.3)%	70.6%	21.8%	103.5%	71.4%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.7)%	(0.9)%	(1.4)%	(1.2)%	(1.4)%
Adjusted combined ratio	(11.0)%	69.7%	20.4%	102.3%	70.0%

	Three months ended September 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	(6.0)%	45.0%	15.5%	101.4%	68.4%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(0.8)%	(1.3)%	(2.1)%	(1.8)%
Adjusted combined ratio	(7.6)%	44.2%	14.2%	99.3%	66.6%

	Three months ended June 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	18.2%	43.7%	27.4%	101.8%	75.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.8)%	(1.2)%	(1.6)%	(2.3)%	(2.1)%
Adjusted combined ratio	16.4%	42.5%	25.8%	99.5%	73.0%

	Three months ended March 31, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	175.6%	83.6%	148.7%	111.1%	128.3%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(1.5)%	(1.6)%	(2.3)%	(1.9)%
Adjusted combined ratio	174.0%	82.1%	147.1%	108.8%	126.4%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

29

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended March 31, 2026			Three months ended March 31, 2025
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Net investment income
Fixed maturity investments trading	$294,494	$(61,853)	$232,641	$284,723	$(57,895)	$226,828
Short term investments	34,306	(20,622)	13,684	41,029	(23,116)	17,913
Equity investments
Fixed income exchange traded funds	21,692	—	21,692	1,184	—	1,184
Common stock (4)	677	—	677	726	(4)	722
Other investments
Catastrophe bonds	39,932	(34,644)	5,288	54,754	(45,857)	8,897
Fund and direct private equity investments (4)	25,211	(92)	25,119	18,723	—	18,723
Cash and cash equivalents	11,163	(773)	10,390	11,110	(840)	10,270
	427,475	(117,984)	309,491	412,249	(127,712)	284,537
Investment expenses	(6,973)	1,626	(5,347)	(6,896)	1,465	(5,431)
Net investment income	$420,502	$(116,358)	$304,144	$405,353	$(126,247)	$279,106

Equity in earnings (losses) of other ventures (5)	$20,485	$—	$20,485	$17,828	$—	$17,828

Net realized and unrealized gains (losses) on investments (6)
Fixed maturity-related investments (7)	$(267,948)	$52,185	$(215,763)	$312,877	$(38,123)	$274,754
Equity-related investments (8)	(147,426)	1,004	(146,422)	(49,589)	(127)	(49,716)
Commodity-related investments (9)	65,310	—	65,310	117,591	—	117,591
Other investments
Catastrophe bonds	(11,829)	11,361	(468)	(40,413)	33,622	(6,791)
Fund and direct private equity investments (4)	(60,020)	609	(59,411)	(7,526)	—	(7,526)
Net realized and unrealized gains (losses) on investments	$(421,913)	$65,159	$(356,754)	$332,940	$(4,628)	$328,312
Total investment result (5)	$19,074	$(51,199)	$(32,125)	$756,121	$(130,875)	$625,246

Average invested assets	$35,622,372	$(9,707,853)	$25,914,519	$33,116,302	$(9,320,127)	$23,796,175

Net investment income return - annualized	4.9%	(0.1)%	4.8%	5.1%	(0.3)%	4.8%
Total investment return - annualized (5)	0.3%	(0.8)%	(0.5)%	9.6%	1.3%	10.9%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In the fourth quarter of 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(5)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented have been updated to conform to the current presentation.
(6)In the fourth quarter of 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods have been updated to conform to the current presentation.
(7)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(8)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(9)Includes commodity-related derivatives, which includes commodity futures and commodity options.

30

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	March 31, 2026			December 31, 2025
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,253,936	$(2,765,542)	$7,488,394	$10,641,503	$(2,989,769)	$7,651,734
Corporate	8,984,951	(1,612,100)	7,372,851	8,528,828	(1,874,576)	6,654,252
Residential mortgage-backed	2,514,249	(422,622)	2,091,627	2,606,882	(491,472)	2,115,410
Asset-backed	1,629,118	(139,995)	1,489,123	1,606,790	(130,875)	1,475,915
Non-U.S. government	697,691	(127,914)	569,777	691,912	(142,679)	549,233
Agencies	499,011	(90,612)	408,399	486,817	(107,519)	379,298
Commercial mortgage-backed	322,335	(45,508)	276,827	321,591	(54,168)	267,423
Total fixed maturity investments trading, at fair value	24,901,291	(5,204,293)	19,696,998	24,884,323	(5,791,058)	19,093,265

Short term investments, at fair value	3,883,610	(2,692,068)	1,191,542	4,759,811	(2,927,988)	1,831,823

Equity investments, at fair value
Fixed income exchange traded funds	1,359,777	(66,528)	1,293,249	1,582,811	—	1,582,811
Equity exchange traded funds	106,569	—	106,569	—	—	—
Common stock	127,938	(673)	127,265	150,179	(3,665)	146,514
Total equity investments, at fair value	1,594,284	(67,201)	1,527,083	1,732,990	(3,665)	1,729,325

Other investments, at fair value
Catastrophe bonds	1,609,000	(1,320,084)	288,916	1,613,710	(1,381,817)	231,893
Fund investments
Private credit funds	1,465,531	(14,332)	1,451,199	1,445,158	(13,198)	1,431,960
Private equity funds	703,805	—	703,805	701,837	—	701,837
Multi-strategy funds (4)	543,612	—	543,612	473,990	—	473,990
Insurance-linked securities funds	158,982	—	158,982	154,514	—	154,514
Equity funds	45,907	—	45,907	—	—	—
Direct private equity investments	124,658	—	124,658	185,005	—	185,005
Total other investments, at fair value	4,651,495	(1,334,416)	3,317,079	4,574,214	(1,395,015)	3,179,199

Investments in other ventures, under equity method	140,853	—	140,853	121,871	—	121,871

Total investments	$35,171,533	$(9,297,978)	$25,873,555	$36,073,209	$(10,117,726)	$25,955,483
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In the first quarter of 2026, the Company revised the classification of its “fund investments - hedge funds” to be included within “fund investments - multi-strategy funds.”

31

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	March 31, 2026			December 31, 2025
	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$46,066	$(10,357)	$35,709	$134,072	$(32,302)	$101,770
Corporate	(18,441)	(3,205)	(21,646)	75,453	(25,780)	49,673
Other (4)	(19,579)	5,834	(13,745)	16,447	1,690	18,137
Total fixed maturity investments trading, at fair value	8,046	(7,728)	318	225,972	(56,392)	169,580
Short term investments, at fair value	(4,027)	172	(3,855)	(216)	206	(10)
Equity investments, at fair value
Fixed income exchange traded funds	(25,313)	739	(24,574)	26,827	—	26,827
Equity exchange traded funds	(8,451)	—	(8,451)	—	—	—
Common stock	80,534	86	80,620	95,243	(187)	95,056
Total equity investments, at fair value	46,770	825	47,595	122,070	(187)	121,883
Other investments, at fair value
Catastrophe bonds	9,582	(9,107)	475	25,617	(24,172)	1,445
Fund investments	383,870	741	384,611	381,941	259	382,200
Direct private equity investments	11,265	—	11,265	71,612	—	71,612
Total other investments, at fair value	404,717	(8,366)	396,351	479,170	(23,913)	455,257
Investments in other ventures, under equity method	—	—	—	—	—	—
Total investments	$455,506	$(15,097)	$440,409	$826,996	$(80,286)	$746,710
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (5)			$0.01			$3.86
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $0.3 million at March 31, 2026 (December 31, 2025 - $169.6 million). Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

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Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended
	March 31, 2026	March 31, 2025
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(222,451)	$195,252
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	53,490	(36,921)
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	2,577	(3,804)
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	56,067	(40,725)
Operating (income) loss attributable to redeemable noncontrolling interests	$(278,518)	$235,977
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

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